UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2003

Administaff, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19001 Crescent Springs Drive
Kingwood, Texas 77339
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 358-8986

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1 — Press release issued by Administaff, Inc. on November 3, 2003.

Item 12. Results of Operations and Financial Condition

     On November 3, 2003, Administaff, Inc. issued a press release announcing the company’s financial and operating results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADMINISTAFF, INC

By:	/s/ John H. Spurgin, II

John H. Spurgin, II Vice President, Legal, General Counsel and Secretary

Date: November 3, 2003

EXHIBIT INDEX

Exhibit
No.		Description

99.1	—	Press release issued by Administaff, Inc. on November 3, 2003.